                                                                   EXHIBIT 10.19


                     AMENDMENT NUMBER SIX TO LOAN AGREEMENT

       THIS AMENDMENT NUMBER SIX TO LOAN AGREEMENT (this "Amendment"), dated as of March 8, 2002, is entered into by and among PHILIP SERVICES CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, a "Lender" and, collectively, the "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"):

                               W I T N E S S E T H

       WHEREAS, the Borrowers and the Lender Group are parties to that certain Loan Agreement, dated as of March 31, 2000, as amended by those certain Amendments Numbers One, Two, Three, Four and Five to Loan Agreement dated as of March 28, 2001, May 18, 2001, November 19, 2001, January 29, 2002, and February 19, 2002 respectively (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

       WHEREAS, the Borrowers have requested that the Lender Group consent to the amendment of the Loan Agreement and to provide a series of additional optional Overadvances to Borrowers as set forth herein; and

       WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Loan Agreement and to provide such additional optional Overadvances.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.     AMENDMENTS TO LOAN AGREEMENT.

       (a) Section 1.1 of the Loan Agreement is hereby amended by inserting the following definition in its proper alphabetical location:

              "Collateral Amount" has the meaning set forth in Section 2.6.

              "Sixth Amendment" means that certain Amendment Number Six to Loan Agreement, dated as of March 8, 2002, among the Borrowers and the Lender Group.

              "Second Overadvance Fee" has the meaning set forth in Section 2.12(j).

       (b) The first paragraph of Section 2.4(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

       (c) "(i) OPTIONAL OVERADVANCES. Any contrary provision of this Agreement notwithstanding, if the condition for borrowing under Section 3.3(d) cannot be fulfilled, the Lenders nonetheless hereby authorize Agent or Swing Lender, as applicable, and Agent or Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally continue to make Tranche A Advances (including Swing Loans) to Borrowers, such failure of condition notwithstanding, so long as, at the time any such Tranche A Advance is made, (i) the outstanding Tranche A Usage does not exceed the Borrowing Base by more than $31,000,000,
(ii) after giving effect to any such Overadvance, the then extant amount of Tranche A Advances does not exceed $50,000,000, and (iii) after giving effect to any such Overadvance, the aggregate amount of outstanding optional Overadvances made by Agent and Swing Lenders to Borrowers pursuant to this Section 2.4(i) shall not exceed $31,000,000. The foregoing provisions are for the sole and exclusive benefit of Agent, Swing Lenders, and the Lenders and are not intended to benefit Borrowers in any way. The Advances and Swing Loans, as applicable, that are made pursuant to this Section 2.4(i) shall be subject to the same terms and conditions as any other Advance or Swing Loan, as applicable, except that the rate of interest applicable thereto shall be the rates set forth in Section 2.7(c) hereof without regard to the presence or absence of a Default or Event of Default."

       (d) Section 2.6 of the Loan Agreement is hereby amended and restated in its entirety as follows:

              "2.6 OVERADVANCES. If, at any time or for any reason, the amount of Obligations owed by Borrowers to the Lender Group pursuant to Sections 2.1, 2.2, or 2.3 is greater than either the Dollar or percentage limitations set forth in Sections 2.1, 2.2, or 2.3, (an "Overadvance"), except with respect to optional Overadvances provided for in Section 2.4(i), Borrowers immediately shall pay to Agent, in cash, the amount of such excess, which amount shall be used by Agent to reduce the Obligations in accordance with the priority set forth in Section 2.5(b), with any remaining amount being held by Agent, for the ratable benefit of Agent and those Lenders having a Tranche A Commitment, as cash collateral for the Obligations with respect to the Letters of Credit (the "Collateral Amount"); provided, however, that if, at any time and for any reason, Borrowers' Combined Availability is greater than zero, Agent shall immediately release the Collateral Amount to the extent of such Combined Availability and apply such amount in accordance with the priorities set forth in Section 2.5(b). In addition, each Borrower, jointly and severally, hereby promises to pay the Obligations (including principal, interest, fees, costs, and expenses) in Dollars in full to Agent for the account of the Lender Group as and when due and payable under the terms of this Agreement and the other Loan Documents."

       (e) Section 2.12 of the Loan Agreement is hereby amended by deleting the word "and" at the end of clause (h), by deleting the period at the end of clause (i) and replacing it with a comma, and by adding the following new clause
(j):

              "(j)   SECOND OVERADVANCE FEE. For the ratable benefit of each
Lender which acts as a Swing Lender in connection with the optional Overadvance provided for under the Sixth Amendment, a fee of $2,000,000 (the "Second Overadvance Fee"), which shall be fully earned and non-refundable, and shall be due and payable in full in immediately available funds from the proceeds of the initial optional Overadvances made pursuant to the Sixth Amendment."

3.     OTHER AGREEMENTS.

       (a) Arnos Corporation, a Nevada corporation ("Arnos Swing Lender"), hereby agrees pursuant to the provisions of Section 2.4(i) of the Loan Agreement to make one or more Overadvances, as Swing Loans, in a maximum aggregate amount not in excess of $14,000,000 (the "Second Arnos Overadvances"), so long as, as of the date of the requested Second Arnos Overadvance, each of the conditions precedent set forth in Sections 3.3(a), (b), and (c) of the Loan Agreement have been satisfied; provided, however that Arnos Swing Lender hereby waives the occurrence of the Default or Event of Default resulting from Borrowers' failure to maintain the financial covenants set forth in Section 7.19 of the Loan Agreement for the 12 months ended December 31, 2001 solely as a condition precedent to the obligation of Arnos Swing Lender to make a Second Arnos Overadvance (provided that such waiver of such condition precedent shall not be construed as a waiver by any member of the Lender Group of the existence and continuance of such Event of Default or of any other Default or Event of Default).

       (b) Madeleine LLC, a Delaware limited liability company, together with certain of its Affiliates (collectively, "Madeleine Swing Lender") hereby agrees, pursuant to the provisions of Section 2.4(i) of the Loan Agreement to make one or more Overadvances, as Swing Loans, in a maximum aggregate amount not in excess of $6,000,000 (the "Second Madeleine Overadvances"; the Second Arnos Overadvances and the Second Madeleine Overadvances, collectively the "Second Designated Overadvances"), so long as, as of the date of the requested Second Madeleine Overadvance, each of the conditions precedent set forth in Sections 3.3(a), (b), and (c) of the Loan Agreement have been satisfied; provided, however that Madeleine Swing Lender hereby waives the occurrence of the Default or Event of Default resulting from Borrowers' failure to maintain the financial covenants set forth in Section 7.19 of the Loan Agreement for the 12 months ended December 31, 2001 solely as a condition precedent to the obligation of Madeleine Swing Lender to make a Second Madeleine Overadvance (provided that such waiver of such condition precedent shall not be construed as a waiver by any member of the Lender Group of the existence and continuance of such Event of Default or of any other Default or Event of Default).

       (c) By the execution of this Amendment, (i) Agent hereby appoints Arnos Swing Lender to act as a Swing Lender in respect of the Second Arnos Overadvances, and Arnos Swing Lender hereby accepts such appointment and agrees to act as a Swing Lender in respect of the Second Arnos Overadvances; and (ii) Agent hereby appoints Madeleine Swing Lender to act as a Swing Lender in respect of the Second Madeleine Overadvances, and

Madeleine Swing Lender hereby accepts such appointment and agrees to act as a Swing Lender in respect of the Second Madeleine Overadvances.

       (d) Each of the parties hereto hereby agrees that, the provisions of the Loan Agreement to the contrary notwithstanding (including without limitation, the provisions of Sections 2.4(i) and 2.7(a) of the Loan Agreement), the Second Designated Overadvances shall bear interest on the Daily Balance thereof at a per annum rate equal to the Base Rate plus 5.0 percentage points.

       (e) Each of the parties hereto hereby agrees that, the provisions of the Loan Agreement and the other Loan Documents to the contrary notwithstanding (including without limitation, the provisions of Section 2.5(b) of the Loan Agreement), (i) all payments and all proceeds of Collateral which would otherwise be applied to pay interest due in respect of the Second Designated Overadvances pursuant to Section 2.5(b)(F) of the Loan Agreement shall not be paid until all accrued interest in respect of each other Obligation has been paid in full, and shall thereafter be applied ratably to pay all interest due in respect of the Second Designated Overadvances until paid in full, and (ii) all payments and all proceeds of Collateral which would otherwise be applied to pay the principal amount of the Second Designated Overadvances shall not be paid until the principal amount of each other Obligation has been paid in full, and shall thereafter be applied ratably to pay the principal amount of the Second Designated Overadvances until paid in full.

       (f) Each of the parties hereto hereby agrees that, the provisions of the Loan Agreement notwithstanding (including without limitation the provisions of Section 2.4(f)), except for the respective obligations of Arnos Swing Lender and Madeleine Swing Lender to reimburse Agent in full for the principal amount of each of the Second Designated Overadvances made by Agent on behalf of Arnos Swing Lender and Madeleine Swing Lender respectively, each of the calculations set forth pursuant to Section 2.4(f) of the Loan Agreement shall be made without regard to the Second Designated Overadvances, and no Lender shall have any obligations with any other Lender under Section 2.4 of the Loan Agreement in respect of the Second Designated Overadvances.

       (g) Each of the parties hereto hereby agrees that, amounts borrowed as Second Designated Overadvances and repaid may not be reborrowed as Second Designated Overadvances.

       (h) Upon the effectiveness of this Amendment, each of the Borrowers hereby (i) requests one or more Second Designated Overadvances in an aggregate amount equal to the amount of the Second Overadvance Fee, and (ii) agrees to immediately pay all of the proceeds of such initial Second Designated Overadvances to Agent as a payment of the Second Overadvance Fee.

       (i) If, after the date hereof, an Overadvance (other than an optional Overadvance made pursuant to this Amendment or the Fourth Amendment) exists due to a change in the amount of the Borrowing Base, each Borrower hereby authorizes the Lender Group to make one or more Second Designated Overadvances, in an aggregate amount equal to the amount necessary to satisfy Borrowers' obligations pursuant to Section 2.6 of the Loan Agreement with respect to the Overadvance created by such change in the Borrowing Base.

       (j) Each Borrower authorizes Agent to retain a consultant selected jointly by Arnos Swing Lender and Madeleine Swing Lender, in their sole discretion, (A) to prepare for the Lender Group weekly cash flow projections and other financial reports requested by the Lender Group in its sole discretion with respect to the Borrowers, (B) to analyze Borrowers' Borrowing Base calculations, and (C) to advise the Lender Group regarding such matters, the needs of the Borrowers for Advances and other financial accommodations, and such other matters as the Lender Group may request in its sole discretion, and to charge all fees and expenses incurred by such consultant to Borrowers' Loan Account.

       (k) The agreements set forth herein are limited to the specifics hereof and shall not be construed as an agreement by any member of the Lender Group, except to the extent expressly set forth herein, (i) to make an Overadvance in the future, (ii) to appoint any Lender as a Swing Lender in the future, or (iii) to accept such appointment as a Swing Lender in the future.

4. CONDITIONS PRECEDENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment:

       (a) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

       (b) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized official of each Guarantor;

       (c) Except for any Default or Event of Default occurring as a result of the failure of Borrowers to maintain any of the financial covenants set forth in Section 7.19 of the Loan Agreement for the 12 months ended December 31, 2001, no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

       (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Obligor or the Lender Group.

5. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

6. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof (including without limitation, with respect to any Default or Event of Default occurring as a result of the failure of Borrowers to comply with the covenants set forth in Section 7.19 of the Loan Agreement or with any other provision of any Loan Document). The amendments and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

7. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.     MISCELLANEOUS.

       (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

       (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

       IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                  PHILIP SERVICES CORPORATION,
                                  a Delaware corporation

                                  PSC BY-PRODUCTS SERVICES, INC.,
                                  a Delaware corporation

                                  PSC INDUSTRIAL OUTSOURCING, INC.,
                                  a Delaware corporation

                                  PSC METALS, INC.,
                                  an Ohio corporation

                                  PSC INDUSTRIAL SERVICES, INC.,
                                  a Delaware corporation

                                  REPUBLIC ENVIRONMENTAL RECYCLING
                                  (NEW JERSEY), INC.,
                                  a Delaware corporation

                                  NORTHLAND ENVIRONMENTAL, INC.,
                                  a Delaware corporation

                                  SOLVENT RECOVERY CORPORATION,
                                  a Missouri corporation

                                  PHILIP ENVIRONMENTAL SERVICES
                                  CORPORATION,
                                  a Missouri corporation

                                  COUSINS WASTE CONTROL CORPORATION,
                                  an Ohio corporation

                                  21ST CENTURY ENVIRONMENTAL
                                  MANAGEMENT, INC. OF NEVADA,
                                  a Nevada corporation

                                  21ST CENTURY ENVIRONMENTAL
                                  MANAGEMENT, INC. OF RHODE ISLAND,
                                  a Rhode Island corporation

                                  CHEMICAL POLLUTION CONTROL, INC.
                                  OF NEW YORK - A 21ST CENTURY
                                  ENVIRONMENTAL MANAGEMENT COMPANY,
                                  a New York corporation

                                  BURLINGTON ENVIRONMENTAL INC.,
                                  a Washington corporation

                                  REPUBLIC ENVIRONMENTAL SYSTEMS
                                  (PENNSYLVANIA), INC.,
                                  a Pennsylvania corporation

                                  CHEMICAL POLLUTION CONTROL, INC.
                                  OF FLORIDA - A 21ST CENTURY
                                  ENVIRONMENTAL MANAGEMENT COMPANY,
                                  a Florida corporation

                                  RESOURCE RECOVERY CORPORATION,
                                  a Washington corporation

                                  REPUBLIC ENVIRONMENTAL SYSTEMS
                                  (TRANSPORTATION GROUP), INC.,
                                  a Pennsylvania corporation

                                  CHEM-FREIGHT, INC.,
                                  an Ohio corporation

                                  NORTRU, INC.,
                                  a Michigan corporation

                                  CHEMICAL RECLAMATION SERVICES,
                                  INC.,
                                  a Texas corporation

                                  PHILIP RECLAMATION SERVICES,
                                  HOUSTON, INC.,
                                  a Texas corporation

                                  THERMALKEM INC.,
                                  a Delaware corporation

                                  ALLWORTH, INC.,
                                  an Alabama corporation

                                  RHO-CHEM CORPORATION,
                                  a California corporation

                                  CYANOKEM INC.,
                                  a Michigan corporation

                                  INTERNATIONAL CATALYST, INC.,
                                  a Nevada corporation

                                  ALLWASTE TANK CLEANING, INC.,
                                  a Georgia corporation

                                  CAPPCO TUBULAR PRODUCTS USA, INC.,
                                  a Georgia corporation

                                  PHILIP METALS (NEW YORK), INC.,
                                  a New York corporation

                                  TOTAL REFRACTORY SYSTEMS, INC.,
                                  a Nevada corporation

                                  PHILIP SERVICES / NORTH CENTRAL, INC.,
                                  an Iowa corporation

                                  RMF GLOBAL, INC.,
                                  an Ohio corporation

                                  JESCO INDUSTRIAL SERVICE, INC.,
                                  a Kentucky corporation

                                  PHILIP METALS (USA), INC.,
                                  an Ohio corporation

                                  PHILIP METALS RECOVERY (USA) INC.,
                                  an Arizona corporation

                                  ACE/ALLWASTE ENVIRONMENTAL
                                  SERVICES OF INDIANA, INC.,
                                  an Illinois corporation

                                  LUNTZ ACQUISITION (DELAWARE)
                                  CORPORATION,
                                  a Delaware corporation

                                  SERV-TECH EPC, INC.,
                                  a Nevada corporation

                                  PHILIP SERVICES PHENCORP
                                  INTERNATIONAL INC.,
                                  a Delaware corporation

                                  PHILIP TRANSPORTATION AND
                                  REMEDIATION, INC.,
                                  a California corporation

                                  DELTA MAINTENANCE, INC.,
                                  a Louisiana corporation

                                  PHILIP SERVICES CECATUR HOLDINGS LLC,
                                  a Delaware limited liability company
                                  BY:  PHILIP SERVICES CECATUR, INC.
                                  Its:  Sole Member

                                  PHILIP SERVICES CECATUR INC.,
                                  a Delaware corporation

                                  PHILIP SERVICES (PHENCORP) LLC,
                                  a Delaware limited liability company
                                  BY:  PHILIP SERVICES PHENCORP
                                  INTERNATIONAL, INC.
                                  Its:  Sole Member

                                  PSC RECOVERY SYSTEMS, INC.,
                                  a Georgia corporation

                                  REPUBLIC ENVIRONMENTAL SYSTEMS
                                  (TECHNICAL SERVICES GROUP), INC.,
                                  a New Jersey corporation

                                  RMF INDUSTRIAL CONTRACTING, INC.,
                                  a Michigan corporation

                                  BY:
                                     -------------------------------------------
                                           Thomas P. O'Neill, Jr.
                                  a Vice President of each of the above listed
                                  entities which is not a limited liability
                                  company, and as Vice President of the member
                                  entity of any limited liability company

                                  FOOTHILL CAPITAL CORPORATION,
                                  a California corporation, as Agent
                                  and as a Lender


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  FOOTHILL INCOME TRUST L.P.,
                                  a Delaware limited partnership, as a Lender

                                  By:  FIT GP, LLC, its general partner


                                       By:
                                          --------------------------------------
                                       Its: Managing Member

                                  FOOTHILL PARTNERS III, L.P.,
                                  a Delaware limited partnership, as a Lender


                                  By:
                                     -------------------------------------------
                                  Its:     Managing General Partner

                                  ABLECO FINANCE LLC,
                                  a Delaware limited liability company,
                                  as a Lender


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                 MADELEINE LLC,
                                 a New York limited liability company,
                                 as a Lender


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                 ARNOS CORPORATION,
                                 a Nevada corporation, as a Lender


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                    EXHIBIT A

                            REAFFIRMATION AND CONSENT

       All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan Agreement by and among PHILIP SERVICES CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, "Lender" and, collectively, "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), dated as of March 31, 2000, as amended by those certain Amendments Numbers One, Two, Three, Four and Five to Loan Agreement dated as of March 28, 2001, May 18, 2001, November 19, 2001, January 29, 2002, and February 19, 2002 respectively (as amended, restated, supplemented or otherwise modified, the "Loan Agreement") or in Amendment Number Six to Loan Agreement, dated as of March 8, 2002 (the "Amendment"), among the Borrowers and Lender Group. The undersigned hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

                            [signature page follows]

       IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

                                 PHILIP SERVICES INC.,
                                 an Ontario corporation

                                 By:
                                    --------------------------------------------
                                      Name:        Thomas P. O'Neill, Jr.
                                      Title:       Vice President and Treasurer



                                 PHILIP ANALYTICAL SERVICES INC.,
                                 an Ontario corporation

                                 By:
                                    --------------------------------------------
                                      Name:        Thomas P. O'Neill, Jr.
                                      Title:       Vice President and Treasurer



                                 PHILIP INVESTMENT CORP.,
                                 an Ontario corporation

                                 By:
                                    --------------------------------------------
                                      Name:        Thomas P. O'Neill, Jr.
                                      Title:       Vice President and Treasurer



                                 ST DELTA CANADA, INC.,
                                 an Ontario corporation

                                 By:
                                    --------------------------------------------
                                      Name:        Thomas P. O'Neill, Jr.
                                      Title:       Vice President and Treasurer

                                 NORTRU, LTD.,
                                 an Ontario corporation

                                 By:
                                    --------------------------------------------
                                      Name:        Thomas P. O'Neill, Jr.
                                      Title:       Vice President and Treasurer



                                 ALLIES STAFFING LTD.,
                                 an Ontario corporation

                                 By:
                                    --------------------------------------------
                                      Name:        Thomas P. O'Neill, Jr.
                                      Title:       Vice President and Treasurer



                                 SERVTECH CANADA, INC.,
                                 a Canadian corporation

                                 By:
                                    --------------------------------------------
                                      Name:        Thomas P. O'Neill, Jr.
                                      Title:       Vice President and Treasurer



                                 ARC DUST PROCESSING (BARBADOS)
                                 LIMITED,
                                 a Barbados corporation

                                 By:
                                    --------------------------------------------
                                      Name:        Thomas J. Olsen
                                      Title:       Director

                                 PHILIP INTERNATIONAL
                                 DEVELOPMENT INC.,
                                 a Barbados corporation

                                 By:
                                    --------------------------------------------
                                      Name:        Thomas J. Olsen
                                      Title:       Director